SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  May 20, 1999
(Date of earliest event reported)

Commission File No. 333-48053



                          EQCC Receivables Corporation
                          EQCC ASSET BACKED CORPORATION
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                                                         59-3170055
       DELAWARE                                          59-3170052
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


10401 Deerwood Park Boulevard
JACKSONVILLE, FLORIDA                                              32256
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Address of principal executive offices                           (Zip Code)



                               (904) 987-5000
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.  OTHER EVENTS

            On March 10, 1999, EQCC Receivables Corporation and EQCC Asset Backed Corporation (collectively, the "Registrant"), sold EQCC Home Equity Loan Asset Backed Certificates, Series 1999-1, Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class A-5F, Class A-6F and Class A-1A (the "Offered Certificates"), having an aggregate original principal balance of $780,000,000.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of March 1, 1999, among the Registrant, EquiCredit Corporation of America, as representative and servicer (the "Servicer"), and U.S. Bank National
Association, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. EQCC Home Equity Loan Asset Backed Certificates, Series 1999-1, Class X and Class R Certificates (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

            The Servicer obtained from Ambac Assurance Corporation (the "Insurer) a certificate guaranty insurance policy in favor of the Trustee for the benefit of the Certificateholders of the Offered Certificates (the "Securities Insurance Policy").

            As of the date of initial issuance, the Offered Certificates evidenced an interest in a trust fund (the "Trust Fund"), consisting primarily of (i) a pool of fixed- and adjustable-rate mortgage loans, secured by mortgages, deeds of trust or other instruments creating a first or second lien on one- to four-family dwellings, (ii) all monies received on the Mortgage Loans on and after the Cut-Off Date (other than the Representative's Yield, as described in the Agreement), (iii) the Securities Insurance Policy and (iv) certain other property. The remaining undivided interests in the Trust Fund are evidenced by the Class X and Class R Certificates.

            Interest on the Offered Certificates will be distributed on each Payment Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement.

            An election will be made to treat certain assets in the Trust Fund as a REMIC for federal income tax purposes (the "REMIC"). The Offered
Certificates and Class X Certificates will represent beneficial ownership interests in the "regular interests" in the REMIC and the Class R Certificates will be treated as the "residual interests" in the REMIC.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Item 601(a)
of Regulation S-K
Exhibit No.                         Description
-----------------                   ------------

(EX-4)                              Pooling and Servicing Agreement, dated
                                    as of March 1, 1999, among EQCC Receivables
                                    Corporation and EQCC Asset Backed
                                    Corporation, EquiCredit Corporation of
                                    America and U.S. Bank National Association, as trustee


(EX-99.1)                           Certificate Guaranty Insurance Policy issued
                                    byAmbac Assurance Corporation

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                   EQCC RECEIVABLES CORPORATION


May 20, 1999

                                   By:    /S/ LENORE HANAPEL
                                       -------------------------------
                                   Name:  Lenore Hanapel
                                   Title: Senior Vice President



                                   EQCC ASSET BACKED CORPORATION


May 20, 1999

                                   By:    /S/ LENORE HANAPEL
                                       -------------------------------
                                   Name:  Lenore Hanapel
                                   Title: Senior Vice President

                                INDEX TO EXHIBITS



                                                                  PAPER (P) OR
EXHIBIT NO.             DESCRIPTION                               ELECTRONIC (E)

(EX-4)            Pooling and Servicing Agreement,                    E
                  dated as of March 1, 1999,
                  among EQCC Receivables Corporation
                  and EQCC Asset Backed Corporation,
                  EquiCredit Corporation of America and
                  U.S. Bank National Association, as trustee

(EX-99.1)         Certificate Guaranty Insurance Policy issued by     E
                  Ambac Assurance Corporation